UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §§ 240.14a-12

Solitron Devices, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRELIMINARY COPY DATED JUNE 26, 2015
SUBJECT TO COMPLETION

[●], 2015

Dear Fellow Solitron Stockholder:

I cordially invite you to attend the 2015 Annual Meeting of Stockholders (the "Annual Meeting") of Solitron Devices, Inc. (the "Company"), on Tuesday, August 4, 2015 at [ ● ], Eastern Time, at [ ● ], located at [ ● ].

Your Board of Directors (the “Board of Directors” or the “Board”) is recommending a highly qualified slate of director nominees for election to the Board of Directors at the Annual Meeting.  At the Annual Meeting, we will ask you to: (1) elect two director nominees as Class II directors to serve for a term until the 2018 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified; (2) ratify the selection of Goldstein Schechter Koch, P.A. as our independent certified public accountants for the fiscal year ending February 29, 2016; and (3) consider a non-binding advisory vote on the compensation of our named executive officer.

The accompanying materials include a Notice of Annual Meeting of Stockholders and Proxy Statement.  The Proxy Statement describes the business that we will conduct at the Annual Meeting.  It also provides information about us that you should consider when you vote your shares.

You should have also received a WHITE proxy card and postage-paid return envelope.  WHITE proxy cards are being solicited on behalf of our Board of Directors.

Your vote will be especially important at the Annual Meeting.  As you may have heard, Cedar Creek Partners LLC and Eriksen Capital Management LLC and certain of their affiliates (together, "Eriksen Capital") have notified the Company that Eriksen Capital intends to nominate a slate of two nominees for election as Class II directors at the Annual Meeting in opposition to the nominees recommended by your Board of Directors (the "Eriksen Capital Nominees").  You may receive a proxy statement, Gold proxy card and other solicitation materials from Eriksen Capital.  The Company is not responsible for the accuracy of any information provided by or relating to Eriksen Capital or the Eriksen Capital Nominees contained in the solicitation materials filed or disseminated or on behalf of Eriksen Capital or any other statements that Eriksen Capital may make.

Your Board of Directors does NOT endorse either of the Eriksen Capital Nominees and unanimously recommends that you vote FOR the election of each of the nominees proposed by your Board of Directors.  Your Board of Directors strongly urges you NOT to sign or return any proxy card or voting instruction form sent to you by or on behalf of Eriksen Capital.  If you have previously submitted a Gold proxy card sent to you by Eriksen Capital,  you can revoke that proxy and vote for your Board of Directors' nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed WHITE proxy card or by submitting a proxy via the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card.

If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in "street name"), you will receive voting instructions from the holder of record.  You must follow these instructions in order for your shares to be voted.  Your broker is required to vote those shares in accordance with your instructions.  We urge you to instruct your broker or other nominee, by following those instructions, to vote your shares on the WHITE proxy card.

Holders of shares as of the close of business on June 24, 2015, the record date for voting at the Annual Meeting, are urged to submit a WHITE proxy card, even if your shares were sold after such date.

Thank you for your continued support.  If you have any questions please contact Regan & Associates, Inc., our proxy solicitor assisting us in connection with the Annual Meeting.  Stockholders may call toll free at 1-800-737-3426.

Sincerely,

Chairman of the Board, President,
Chief Executive Officer and Chief Financial Officer

SOLITRON DEVICES, INC.
3301 Electronics Way
West Palm Beach, Florida 33407

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on August 4, 2015

To our Stockholders:

The Annual Meeting of Stockholders (the "Annual Meeting") of Solitron Devices, Inc. ("Solitron" or the "Company") will be held on Tuesday, August 4, 2015 at [ ● ], Eastern Time, at [ ● ], located at [ ● ] for the following purposes:

(1)
The election of two (2) director nominees as Class II directors to serve for a term until the 2018 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

(2)	The ratification of the selection of Goldstein Schechter Koch, P.A. as the Company’s independent certified public accountants for the fiscal year ending February 29, 2016;

(3)	A non-binding advisory vote on the compensation of the named executive officer of the Company ("Say on Pay");

(4)
To act upon a stockholder proposal that the Board of Directors take all necessary steps (other than steps that must be taken by stockholders) to eliminate the classification of the Board and to require that all directors be elected on an annual basis; and

(5)
To act upon a stockholder proposal to repeal any provisions or amendments to the By-laws adopted by the Board after April 22, 2013, which is the date of the last publicly available amendment to the By-laws, without the approval of stockholders.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.  We refer to Proposals  4 and  5 as the “Eriksen Capital Proposals.”

The Board of Directors has fixed the close of business on June 24, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

As you may be aware, Cedar Creek Partners LLC and Eriksen Capital Management LLC and certain of their affiliates (together, "Eriksen Capital") notified the Company that they intend to nominate a slate of two nominees for election as Class II directors at the meeting (the "Eriksen Capital Nominees") in opposition to the nominees recommended by your Board of Directors.  You may receive solicitation materials from Eriksen Capital seeking your proxy to vote for the Eriksen Capital Nominees.  THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM SENT TO YOU BY OR ON BEHALF OF ERIKSEN CAPITAL.  THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 2 AND 3 .  THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THE ERICKSON CAPITAL PROPOSALS (PROPOSALS  4 AND 5 ).  If you have already submitted a proxy using a Gold proxy card sent to you by Eriksen Capital, you can REVOKE it by signing and dating the enclosed WHITE proxy card and returning it in the postage-paid envelope provided or by submitting a proxy via the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card.  Only your last-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the Annual Meeting. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2015 is being mailed with this proxy statement.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor: Regan & Associates, Inc., toll free at 1-800-737-3426.

By order of the Board of Directors,

Shevach Saraf
Chairman of the Board, President,
Chief Executive Officer and Chief Financial Officer

West Palm Beach, Florida
[●], 2015

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 4, 2015

The accompanying proxy statement and the 2015 Annual Report on Form 10-K are available online at:

https://www.iproxydirect.com/SODI

YOUR VOTE IS VERY IMPORTANT.  EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE REQUEST THAT YOU READ THE PROXY STATEMENT AND SUBMIT A PROXY TO VOTE YOUR SHARES BY SIGNING AND DATING THE ENCLOSED WHITE PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED OR BY SUBMITTING A PROXY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THE ENCLOSED WHITE PROXY CARD.

IMPORTANT

Your vote at this year's Annual Meeting is especially important, no matter how many or how few shares you own.  Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly or submit a proxy via the Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card.

THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM ERIKSEN CAPITAL OR ON ERIKSEN CAPITAL’S BEHALF, EVEN TO VOTE AGAINST OR WITHHOLD WITH RESPECT TO ERIKSEN CAPITAL'S NOMINEES OR TO VOTE AGAINST THE ERIKSEN CAPITAL PROPOSALS.  Any proxy you sign and return from Eriksen Capital for any reason could invalidate previous WHITE proxy cards sent by you to vote “FOR” the election of the nominees proposed by Solitron's Board of Directors.

Only your latest dated, signed proxy card or voting instruction form will be counted at the Annual Meeting.  Any proxy may be revoked at any time prior to its exercise at the 2015 Annual Meeting as described in this proxy statement.

IMPORTANT!
PLEASE SUBMIT A PROXY USING THE WHITE PROXY CARD TODAY!

WE URGE YOU NOT TO SIGN ANY PROXY CARD OR VOTING INSTRUCTION FORM
SENT TO YOU BY OR ON BEHALF OF ERIKSEN CAPITAL

Remember, you can submit a proxy to vote your shares by telephone or via the Internet. Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need any assistance in voting
your shares, please contact our proxy solicitor:

Regan & Associates, Inc.
505 Eighth Avenue, Suite 800
New York, NY 10018
Artie Regan
Call Toll-Free: 1-800-737-3426
Email: aregan@reganproxy.com

SOLITRON DEVICES, INC.

SOLITRON DEVICES, INC.
3301 Electronics Way
West Palm Beach, Florida 33407

PROXY STATEMENT
Annual Meeting of Stockholders
To be held on August 4, 2015

General

We are providing these proxy materials in connection with the solicitation by your Board of Directors of Solitron Devices, Inc. of proxies to be voted at our 2015 Annual Meeting of Stockholders and at any and all postponements or adjournments thereof. Our Annual Meeting will be held on Tuesday, August 4, 2015, at [ ● ], Eastern Time, at [ ● ], located at [ ● ].  If you plan to attend the Annual Meeting, you can obtain directions to [ ● ].  This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about [●], 2015. In this proxy statement, Solitron Devices, Inc. is referred to as the "Company," "Solitron," "we," "our" or "us."

Purposes of the Meeting

At the Annual Meeting, our stockholders will consider and vote upon the following matters:

(1)
The election of two (2) director nominees as Class II directors to serve for a term until the 2018 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

(2)	The ratification of the selection of Goldstein Schechter Koch, P.A. as the Company’s independent certified public accountants for the fiscal year ending February 29, 2016;

(3)	A non-binding advisory vote on the compensation of the named executive officer of the Company ("Say on Pay");

(4)
To act upon a stockholder proposal that the Board of Directors take all necessary steps (other than steps that must be taken by stockholders) to eliminate the classification of the Board and to require that all directors be elected on an annual basis; and

(5)
To act upon a stockholder proposal to repeal any provisions or amendments to the By-laws adopted by the Board after April 22, 2013, which is the date of the last publicly available amendment to the By-laws, without the approval of stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE BOARD'S NOMINEES ON THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM SENT TO YOU BY OR ON BEHALF OF ERIKSEN CAPITAL.  THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 2 AND 3 .  THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THE ERICKSON CAPITAL PROPOSALS (PROPOSALS  4 AND 5 ).

GENERAL INFORMATION

Will there be a proxy contest at the Annual Meeting?

Eriksen Capital has filed a preliminary proxy statement, as amended, expressing its intention to nominate two (2) nominees for election as directors in opposition to the two (2) highly qualified director nominees your Board of Directors has nominated, as well as submit to a vote of the stockholders a proposal regarding a declassified board structure and a proposal to repeal any provisions or amendments to the Company's By-laws adopted without stockholder approval after April 22, 2013 through the date of the Annual Meeting.  Your Board of Directors does not endorse the election of any of the Eriksen Capital Nominees as a director.  Your Board of Directors is also not endorsing either of the Eriksen Capital Proposals.  Specifically, in respect of the declassification proposal, your Board of Directors believes that the Company's current classified board structure promotes stability, continuity of leadership, continuity of institutional knowledge amongst the directors of our Company and the complex military and aerospace markets it operates in, and enhances the Board's ability to respond to certain types of takeover bids by making it more difficult for an unsolicited bidder to gain control of the Company.  With respect to the proposal relating to the repeal of certain By-law amendments, although the Company has not adopted any By-law amendments since April 22, 2013 and does not currently expect to adopt any amendments to the By-laws prior to the Annual Meeting, the Board is opposed to the proposal as the Board could determine prior to the Annual Meeting that an amendment to the By-laws is advisable and in the best interests of the stockholders in response to, among other things, future events not yet known to the Company.  You may receive proxy solicitation materials from Eriksen Capital, including an opposition proxy statement or proxy card. Please be advised that we are not responsible for the accuracy of any information provided by or relating to Eriksen Capital contained in any proxy solicitation materials filed or disseminated by Eriksen Capital or any other statements that they may otherwise make.

In selecting the director nominees that we are proposing for election in this proxy statement, your Board of Directors has focused on selecting highly qualified board candidates with relevant industry and operational experience who will work together constructively with a focus on enhancing our commitment to operational excellence, financial strength and stockholder value. Your Board of Directors is pleased to nominate for election as directors the two (2) persons named in this proxy statement and on the enclosed WHITE proxy card. We believe our two (2) director nominees, Sidney H. Kopperl and Douglas Reif, have the breadth of relevant and diverse experience, integrity and commitment necessary to navigate the Company through the complex and challenging business environment and military defense spending environment in which we operate in order to deliver superior value to our stockholders.

What do I do if I receive a proxy card from Eriksen Capital?

Your Board of Directors strongly urges you not to sign or return any proxy card or voting instruction form that you may receive from Eriksen Capital or on Eriksen Capital’s behalf, even to vote against or withhold with respect to  Eriksen Capital's Nominees or to vote against the Eriksen Capital Proposals. Voting against or withholding votes with respect to the Eriksen Capital Nominees on a proxy card provided by or on behalf of Eriksen Capital will not be counted as a vote for the Company nominees and could result in the revocation of any previous vote you may have cast for such Company nominees on a WHITE proxy card.

If you previously signed a proxy card or submitted voting instructions sent to you by or on behalf of Eriksen Capital, you can change or revoke that proxy and submit a proxy to vote for your Board of Directors' nominees by (i) visiting the website noted on the WHITE proxy card to submit your proxy via the Internet, (ii) using the telephone number on the WHITE proxy card to submit your proxy telephonically, (iii) signing, dating and returning the WHITE proxy card in the enclosed envelope to submit your proxy by mail, or (iv) attending the Annual Meeting to vote in person. Only your latest dated proxy or vote will be counted at the Annual Meeting.

If you need assistance changing or revoking your vote, please call the Company’s proxy solicitor, Regan & Associates, Inc., toll free at (800) 737-3426.

Who is entitled to vote at the Annual Meeting?

Your Board of Directors has set the close of business on June 24, 2015 as the record date for determining those stockholders entitled to notice of, and to vote on, all matters that may properly come before the Annual Meeting. As of the record date, the Company had  2,298,004 outstanding shares of common stock entitled to notice of, and to vote at, the Annual Meeting. No other securities are entitled to vote at the Annual Meeting. Only stockholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting.

What are the voting rights of stockholders?

Each stockholder of record is entitled to one vote for each share of the Company’s common stock that is owned as of the close of business on the record date on all matters to come before the Annual Meeting.

How many votes must be present to constitute a quorum at the Annual Meeting?

To conduct business at the Annual Meeting, a quorum must be present. The attendance, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. For purposes of determining whether a quorum exists, we count proxies marked “withhold authority” as to any director nominee or “abstain” as to a particular proposal as being present at the meeting. Shares represented by a proxy as to which there is a “broker non-vote” (that is, where a bank, broker or other nominee holding of record the shares you hold in “street” or “nominee” name does not vote on a particular proposal because you have not provided instructions as to how to vote your shares and the bank, broker or other nominee does not have discretionary authority to vote your shares due to the contested nature of the solicitation), will not be counted as a vote cast and will not be considered as present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum exists.

How do I vote my shares?

In addition to voting in person at the Annual Meeting, you may submit a proxy by mail, Internet or telephone.

Submit a Proxy via the Internet. Use the Internet to submit a proxy to vote your shares 24 hours a day, 7 days a week [no later than 11:59 p.m., Eastern Time, on August 3, 2015]. Follow the instructions on the WHITE proxy card you receive with this proxy statement. You will be prompted to enter your control number(s), located on your WHITE proxy card, and then follow the directions to submit a proxy to vote your shares.

Submit a Proxy by Telephone. Use any touch-tone telephone to submit a proxy to vote your shares 24 hours a day, 7 days a week [no later than 11:59 p.m., Eastern Time, on August 3, 2015]. Follow the instructions on the WHITE proxy card you receive with this proxy statement. You will be prompted to enter your control number(s), located on your WHITE proxy card, and then follow the directions to submit a proxy to vote your shares.

If you submit a proxy via the Internet or by telephone, you do not need to sign and return your WHITE proxy card.

Submit a Proxy by Mail. To submit a proxy by mail, please sign, date and return to the Company as soon as possible the enclosed WHITE proxy card. An envelope with postage paid, if mailed in the United States, is provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you submit a proxy via the Internet or by telephone as described above, you need not also submit a proxy by mail.

If you need assistance voting your shares or changing your vote, please call the Company’s proxy solicitor, Regan & Associates, Inc., toll free at (800) 737-3426.

Voting at the Annual Meeting. You may vote by ballot in person at the Annual Meeting. If you want to vote by ballot, and you hold your shares in street name (that is, through a bank, broker or other nominee), you must obtain a legal proxy from that organization and bring it to the Annual Meeting. Even if you plan to attend the Annual Meeting, you are encouraged to submit a WHITE proxy card or submit a proxy via the Internet or by telephone to ensure that your vote is counted at the Annual Meeting. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

A list of the stockholders entitled to vote at the Annual Meeting will be available at the Company's executive office, located at 3301 Electronics Way, West Palm Beach, Florida 33407, for a period of ten (10) days prior to the Annual Meeting and will be available at the Annual Meeting for examination by any stockholder.

Will my shares be voted if I do not provide instructions to my bank, broker or other nominee?

No.  If you hold shares in street name through an account with a bank, broker or other nominee, the voting of such shares by the bank, broker or other nominee when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (the “NYSE”). In uncontested solicitations, these rules allow banks, brokers and other nominees to vote shares in their discretion on “routine” matters for which you do not provide voting instructions. On matters considered “non routine,” banks, brokers and other nominees may not vote yours shares without your instruction. Shares that banks, brokers and other nominees are not authorized to vote are referred to as “broker non-votes.”

When a matter to be voted on at a stockholders meeting is the subject of a contested solicitation, under applicable rules of the NYSE, banks, brokers and other nominees do not have discretion to vote the shares that you hold in street name. Because Eriksen Capital has submitted a notice of its intent to nominate directors and has filed a preliminary proxy statement regarding the same, the Annual Meeting is expected to be the subject of a contested solicitation and therefore if you hold your shares in street name (or “nominee name”) and you do not provide your bank, broker or other nominee who holds such shares of record with specific instructions regarding how to vote on any proposal to be voted on at the Annual Meeting, your broker will not be permitted to vote your shares on that proposal.

Please note that if you want your vote to be counted on any of the proposals to be considered at the Annual Meeting, including the election of directors, you must instruct your bank, broker or other nominee how to vote your shares. If you do not provide voting instructions, no votes will be cast on your behalf with respect to those proposals.

What vote is required for the election of directors?

In April 2013, your Board of Directors adopted an amendment to its By-Laws in order to provide for majority voting for the election of directors in uncontested elections.  This action was taken to enhance our corporate governance practices and strengthen the functioning of your Board of Directors and its ability to serve the long-term interests of stockholders. Specifically, our By-Laws now provide that, in an uncontested election, a nominee for director is elected only if such nominee receives the affirmative vote of a majority of the total votes cast with respect to such director's election. The majority voting standard does not apply in contested elections, which means an election in which, as of the tenth day preceding the date that the Company first mails notice of the meeting at which an election is to be held, there are more nominees for director than available seats on the Board.

We expect the election of directors at the Annual Meeting to be a contested election. As such, nominees for director will be elected by a plurality of the votes cast for the election of directors at the Annual Meeting. The directors elected will be the two (2) nominees who receive the highest number of “FOR” votes cast at the Annual Meeting by stockholders present in person or by proxy, and entitled to vote on the election of directors. Proxies submitted using the WHITE proxy card that are unmarked will be voted FOR the Board of Director’s two (2) highly qualified nominees (Sidney H. Kopperl and Douglas Reif). Please note that banks, brokers and other nominees do not have the authority to vote on the election of directors in the absence of voting instructions. If you hold your shares in street name, you are encouraged to provide voting instructions to your bank, broker or other nominee. Votes that are not returned, withheld or broker non-votes will not be counted in determining the total number of votes cast for each nominee and will have no effect on the outcome of the election. If any nominee is unable to act as a director because of an unexpected occurrence, the proxy holders may vote the proxies for another person recommended by the Nominating Committee and nominated by the Board of Directors or the Board of Directors may reduce the number of directors to be elected at the Annual Meeting.

What vote is required for the other proposals to be submitted to the stockholders at the Annual Meeting?

For each of the other proposals covered by this proxy statement to be approved, the affirmative vote of a majority of the voting power of the issued and outstanding common stock of the Company entitled to vote thereon, present in person or represented by proxy at the Annual Meeting must vote in favor of each of the other proposals.  Because the Annual Meeting is the subject of a contested solicitation, broker non-votes will not be counted as votes cast on any of the proposals to be submitted to the stockholders at the Annual Meeting. As such, in tabulating the votes for any particular proposal, broker non-votes are not counted as votes  “FOR” or “AGAINST” any particular proposal.  Unlike broker non-votes, abstentions do count as shares voted on the proposals to be submitted to the stockholders at the Annual Meeting and abstentions will have the same effect as a vote “AGAINST” any proposal submitted to the stockholders (other than the election of directors).

It is important to note that approval of the stockholder proposal relating to the declassification of the Board would not result in the immediate declassification of the Board of Directors. Declassifying the Board would require an amendment to the Company's Certificate of Incorporation. The Certificate of Incorporation includes a super-majority provision to remove the classified board structure. Accordingly, elimination of the classified board structure would require the affirmative vote of the holders of at least eighty percent (80%) of our Company's outstanding shares of common stock.

How will my shares be voted if I submit a proxy without giving specific voting instructions?

If a stockholder submits a proxy with specific voting instructions as to each proposal, his or her shares will be voted as instructed. If a stockholder submits a properly executed WHITE proxy card without giving specific voting instructions, the stockholder’s shares will be voted “FOR” your Board of Directors' two (2) nominees for director and “FOR” Proposals 2 and  3 and “AGAINST” Proposals  4 and 5 , as recommended by your Board of Directors.

How will my shares be voted on any other matters that may properly come before the meeting or any postponement or adjournment of the meeting?

The enclosed proxy card confers discretionary authority to the persons named on the proxy card to vote the shares in accordance with their judgment with respect to any other matters that may properly come before the meeting or any postponement or adjournment thereof, which are not known to the Company a reasonable time before the solicitation relating to the meeting.

How does the Board of Directors recommend that I vote?

Your Board unanimously recommends that you vote as follows:

●
“FOR” each of the following two (2) nominees for election to the Board to serve until the 2018 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified: Sidney H. Kopperl and Douglas Reif;

●	“FOR” approval of the ratification of the selection of Goldstein Schechter Koch, P.A. as the Company's independent certified public accountants for the fiscal year ending February 29, 2016;

●	“FOR” the approval of a non-binding advisory vote on the compensation of the named executive officer of the Company;

●
“AGAINST” the stockholder proposal that the Board of Directors take all necessary steps (other than steps that must be taken by stockholders) to eliminate the classification of the Board and to require that all directors be elected on an annual basis; and

●
“AGAINST” the stockholder proposal to repeal any provisions or amendments to the By-laws adopted by the Board after April 22, 2013, which is the date of the last publicly available amendment to the By-laws, without the approval of stockholders.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed WHITE proxy card marked “Abstain” as present for purposes of determining whether a quorum is present. While abstentions will not have any effect on the election of directors, abstentions will have the same effect as a vote “AGAINST” the other proposals to be submitted to the stockholders at the Annual Meeting.

What does it mean if I receive more than one WHITE proxy card or voting instruction form?

If you hold your shares in more than one account, you will receive a WHITE proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please submit a proxy using each WHITE proxy card or voting instruction form you receive or, if you submit a proxy via the Internet or by telephone, by entering each of your Control Numbers. Remember, you may submit a proxy by telephone, via the Internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

As previously noted, Eriksen Capital has filed a preliminary proxy statement indicating that it intends to nominate an opposition slate of two (2) nominees for election as directors in opposition to the two (2) highly-qualified director candidates nominated by your Board of Directors as well as submit two (2) additional proposals for approval, at the Annual Meeting.  As a result, you may receive proxy cards from both the Company and Eriksen Capital. To ensure that stockholders have the Company’s latest proxy information and materials to vote, the Board of Directors may conduct multiple mailings prior to the date of the Annual Meeting, each of which will include a WHITE proxy card. The Board of Directors encourages you to submit a proxy using each WHITE proxy card you receive to ensure that your vote is counted.

THE BOARD STRONGLY URGES YOU TO REVOKE ANY PROXY CARD OR VOTING INSTRUCTIONS YOU MAY HAVE RETURNED WHICH YOU RECEIVED FROM ERIKSEN CAPITAL OR ON ERIKSEN CAPITAL’S BEHALF. A “WITHHOLD” vote or a vote "AGAINST" with respect to the Eriksen Capital Nominees on their proxy card will not be counted as a vote for the Company nominees and will cancel any proxy previously submitted using the WHITE proxy card.

THE BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM ERIKSEN CAPITAL OR ON ERIKSEN CAPITAL’S BEHALF, EVEN TO VOTE AGAINST OR WITHHOLD WITH RESPECT TO THE ERIKSEN CAPITAL’S NOMINEES OR TO VOTE AGAINST THE ERIKSEN CAPITAL PROPOSALS.

Who will solicit proxies on behalf of the Board of Directors?

Proxies may be solicited on behalf of the Board of Directors, without additional compensation, by the Company’s directors, officers and regular employees. Such persons are listed in Annex A to this proxy statement. Additionally, the Company has retained Regan & Associates, Inc., a proxy solicitation firm, who may solicit proxies on the Board of Director's behalf by telephone, telegram, facsimile, electronic mail, and personal solicitation.

The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, and personal solicitation by our directors, officers or other regular employees (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website. Unless expressly indicated otherwise, information contained on our corporate website is not part of this proxy statement.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this proxy statement, the WHITE proxy card and any additional soliciting materials furnished to stockholders by the Company, will be borne by the Company. Copies of solicitation material will be furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our Annual Report on Form 10-K for the fiscal year ended February 28, 2015 to beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

Due to the proxy contest, we have engaged Regan & Associates, Inc. to solicit proxies from stockholders in connection with the Annual Meeting. Regan & Associates, Inc. expects that approximately 10 of its employees will assist in the solicitation of proxies. We will pay Regan & Associates, Inc. a fee not to exceed $50,000 plus certain out-of-pocket expenses. In addition, Regan & Associates, Inc. and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.

The Company estimates that its additional expenses beyond those normally associated with soliciting proxies for the Annual Meeting as a result of the potential proxy contest (excluding salaries and wages of our regular employees and officers) will be $150,000 in the aggregate, of which approximately $50,000 has been spent to date. Such additional solicitation costs are expected to include the fees incurred to retain Regan & Associates, Inc., as the Company’s proxy solicitor, as discussed above, fees of outside counsel to advise the Company in connection with the proxy contest, increased mailing costs, such as the costs of additional mailings of solicitation materials to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners, as described above, and the costs of retaining an independent inspector of election.

May I attend the Annual Meeting?

Only holders of the Company’s shares as of the record date are entitled to attend the Annual Meeting. If you are a stockholder of record, please be prepared to provide proper identification, such as a driver’s license or state identification card. If you hold your shares in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee, along with proper identification. Additionally, if you hold your shares in street name and you would like to vote at the Annual Meeting by ballot, you must obtain a legal proxy from your bank, broker or other nominee and bring it to the Annual Meeting.  The Company reserves the right to deny admittance to anyone who cannot adequately show proof of stock ownership as of the record date. No cameras, recording equipment, large bags, briefcases or packages will be permitted into the Annual Meeting.

Where and when will I be able to find the voting results?

You can find the official results of the voting at the Annual Meeting in our Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as practicable after they become available.

What is the Company’s Internet address?

The Company’s Internet address is http://www.solitrondevices.com. You can access this proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2015, at this Internet address. The Company’s filings with the SEC are available free of charge via a link from this address. Unless expressly indicated otherwise, information contained on our website is not part of this proxy statement. In addition, none of the information on the other websites listed in this proxy statement is part of this proxy statement. These website addresses are intended to be inactive textual references only.

Who can answer my questions?

Your vote at this year’s meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly or submit a proxy via Internet or by telephone. If you have questions or require assistance in the voting of your shares, please call Regan & Associates, Inc., the firm assisting us in the solicitation of proxies:

Regan & Associates, Inc.
505 Eighth Avenue, Suite 800
New York, NY 10018
Artie Regan
Call Toll-Free: 800-737-3426
Email: aregan@reganproxy.com

How can I obtain additional copies of these materials or copies of other documents?

Complete copies of this proxy statement and our Annual Report on Form 10-K for the fiscal year ended February 28, 2015, as amended, are also available on our website at http://www.solitrondevices.com. You may also contact Regan & Associates, Inc., toll free at (800) 737-3426 for additional copies.

BACKGROUND OF THE PROXY CONTEST

The following is a chronology of the material contacts and events in our relationship with Eriksen Capital leading up to the filing of this proxy statement.

On July 8, 2014, Mr. Eriksen attended the Company's 2014 Annual Meeting of Stockholders (the "2014 Annual Meeting").  Mr. Eriksen and Eriksen Capital were not stockholders of record as of the record date of June 4, 2014 and although Mr. Eriksen told Company representatives at the 2014 Annual Meeting that Eriksen Capital owned shares in street name, Mr. Eriksen did not produce any evidence that he or Eriksen Capital owned shares in street name as of the record date.  Notwithstanding the fact that we were not required to allow Mr. Eriksen to gain admission to the 2014 Annual Meeting, your Board of Directors granted Mr. Eriksen admission to the 2014 Annual Meeting.  Mr. Eriksen did not vote at the 2014 Annual Meeting and did not go on record at the 2014 Annual Meeting as having withheld votes in the election of directors out of concern over the Company's governance practices and the composition of the Board of Directors.  Mr. Eriksen met the members of your Board of Directors and was permitted to ask questions at the 2014 Annual Meeting.  After the conclusion of the 2014 Annual Meeting, Mr. Saraf announced to the stockholders in attendance that they were welcome to come to the Company's office that afternoon for a tour of the Company's facility.  Mr. Eriksen attended one of the afternoon tours.

On August 6, 2014, the Company received a letter from Mr. Eriksen, in his capacity as the Managing Member of Cedar Creek Partners, LLC.  In this letter, Mr. Eriksen acknowledged that "relations between management (including the board) and shareholders are moving in the right direction."  Mr. Eriksen also offered that while "West Palm Beach is quite far from our location, I would be willing to serve on the board." On August 12, 2014, Mr. Davis, Chairman of the Nominating Committee, sent Mr. Eriksen an e-mail in response to Mr. Eriksen's letter expressing our appreciation of his offer to serve as a director and informing him that the Nominating Committee would consider his offer to serve as a director.

On August 7, 2014, Mr. Eriksen sent an e-mail to Mr. Saraf in which he commented that it was a pleasure meeting Mr. Saraf at the 2014 Annual Meeting, thanked Mr. Saraf for the very informative tour of the Company's facility and asked that Mr. Saraf let him know if he had not received the letter from August 6, 2014.  Mr. Eriksen also detailed in his e-mail that he wanted to encourage the Board of Directors to be proactive in preserving the Company's ability to use its net operating losses ("NOLs") and encouraged the Company to adopt a poison pill "to prevent additional 5% owners, and requiring board approval of ownership increases by 5% owners. . . ."  On August 12, 2014, Mr. Saraf sent Mr. Eriksen an e-mail in response to Mr. Eriksen's e-mail informing him that he had received the August 6, 2014 letter, it had been delivered to the Nominating Committee and he would be receiving a response directly from the Nominating Committee.  Mr. Saraf's e-mail also noted that the Company has a rights agreement (poison pill) in place, and that the Company had reviewed its NOLs in connection with its most recent Form 10-K filing and Form 10-Q filing.

Also on August 7, 2014, Eriksen Capital filed a Schedule 13D with the SEC disclosing its beneficial ownership of 5.13% of our then outstanding common stock.  Eriksen Capital disclosed in this filing, among other things, under "Item 4. Purpose of Transaction" that "we believe Solitron's leadership has done a good job managing the Company from an operational perspective, including, but not limited to, cash flow generation and resolving historical liabilities . . . . " Ericksen Capital also filed a copy of its August 6, 2014 letter as an exhibit to the Schedule 13D.

During the fall of 2014, the Nominating Committee considered the background, experience and qualifications of Mr. Eriksen based upon the biographical information provided by Mr. Eriksen as well as information that was publicly available to them.  The Nominating Committee also considered the background, experience and qualifications of other potential nominees.  Based on this evaluation, the Nominating Committee determined that Mr. Eriksen had substantially less experience and qualifications compared to the existing members of the Board of Directors and the other potential nominees.  In making its determination, the Nominating Committee considered the fact that Mr. Eriksen had no experience as a director or officer of a company that has businesses similar in nature to the Company or any other comparable operational experience with such business. Additionally, the Nominating Committee was concerned by the fact that Mr. Eriksen had only recently become a 5% stockholder and that Mr. Eriksen may be a short-term investor whose interests are not aligned with those of the stockholders generally.

On November 26, 2014, Eriksen Capital filed a Schedule 13D to disclose its beneficial ownership of 6.29% of our then outstanding common stock.

During the winter of 2014 and continuing into 2015, the Nominating Committee continued its consideration of the background, experience and qualifications of potential nominees.  In considering such potential nominees, the Nominating Committee determined that it was advisable and in the best interests of the Company and its stockholders to fill the vacancy that had resulted from the prior resignation of Joseph F. Gerrity in July of 2014 and to continue to strengthen the composition of the Board of Directors with independent directors with the right attributes and skill sets.  Specifically, the Nominating Committee sought potential nominees with strong accounting/financial qualifications such as experience as a Chief Financial Officer in order to strengthen the Audit Committee and potential nominees with an extensive operational and business background in the Company's industry or a complementary industry.

After the consideration and review of candidates by the Nominating Committee, including consideration under the Company's Board Candidate Selection Criteria, the Nominating Committee's search process culminated with the identification of Messrs. Dwight P. Aubrey and John F. Chiste as the candidates who possessed to the highest degree, the experience and skills sought by the Nominating Committee.  As a result, on January 12, 2015, based on the Nominating Committee’s recommendation, the Board of Directors increased the size of the Board of Directors from four directors to five directors and appointed Dwight P. Aubrey and John F. Chiste as Class I directors as permitted under the Company's By-laws.  As Class I directors, Messrs. Aubrey and Chiste will hold office until the Company's 2017 annual meeting of stockholders and until each of their successors is duly elected and qualified.  Messrs. Aubrey and Chiste were appointed as Class I directors due to the fact that the By-laws require that "[e]ach class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors."  Consistent with the By-laws and Delaware law, a director who fills a vacancy will hold such office for a term that coincides with the remaining term of that class.

The Nominating Committee continued during 2015 to consider and review potential candidates for the Company's Board of Directors in order to further strengthen the Board of Directors with independent directors.

Ten days following the appointment of Messrs. Aubrey and Chiste to the Board, on January 22, 2015, Mr. Eriksen as Managing Member of Eriksen Capital sent a letter to the Board to voice his displeasure with the Board of Directors.  In his letter, he wrote that Eriksen Capital intended to submit the following proposals at the Annual Meeting:  1) approve an amendment to declassify the Board of Directors, 2) nominate two directors in opposition to the Company's two nominees, 3) increase the Board size to seven directors, 4) elect additional directors to fill the newly created directorships, and 5) repeal any and all changes to the By-laws subsequent to the date of this letter and up through the time of the Annual Meeting.  Also on January 22, 2015, Eriksen Capital filed an Amendment to its Schedule 13D to update the amount of Solitron common stock owned to 6.34% and to file the letter, dated January 22, 2015, addressed to the Board of Directors described above as an exhibit to the Schedule 13D.

On February 4, 2015, Eriksen Capital delivered a request to inspect the books and records of the Company under Section 220 of the Delaware General Corporation Law.  On February 12, 2015, the Company's outside legal counsel delivered a response letter to Eriksen Capital specifying that the request did not comply with Delaware law as the request was overly broad and sought inspection of books and records for a variety of improper purposes.

On March 9, 2015, Cedar Creek Partners LLC sent the Company a new request to inspect books and records of the Company.  On March 16, 2015, the Company's outside legal counsel again delivered a response letter to Mr. Eriksen on behalf of Cedar Creek informing him that the records request was again deficient but informing Mr. Eriksen that if Cedar Creek was willing to enter into a confidentiality agreement, the Company and Cedar Creek could discuss the relevant records in the Company's possession.  The Company and Cedar Creek entered into a Confidentiality and Non-Disclosure Agreement on March 31, 2015 pursuant to which the Company delivered the agreed upon books and records to Cedar Creek.

On April 10, 2015, Eriksen Capital's outside legal counsel called the Company's outside legal counsel to say he thought he had a possible solution to propose in order to avoid a proxy contest but that an absolute condition to even discuss the proposal was that Mr. Saraf would have to agree to refrain from exercising his outstanding stock options.  Mr. Saraf relayed the communication to the Board of Directors and the Board of Directors determined that it would not proceed to have a dialogue with Mr. Eriksen on this basis.  The Board of Directors, however, directed the Company's outside legal counsel to communicate to Eriksen Capital's outside legal counsel that they were nevertheless willing to listen to the proposal from Eriksen Capital if Eriksen Capital wanted to communicate the proposal without Mr. Saraf agreeing to such a condition.  The Company's outside legal counsel communicated this to Eriksen Capital's outside legal counsel on April 13, 2015.

On April 14, 2015, outside legal counsel to Eriksen Capital communicated to the Company's outside legal counsel that the Company could avoid a proxy contest at the Annual Meeting if it agreed to all of the following items:

●	that Messrs. Chiste, Davis and Kopperl be replaced on the Board of Directors by Eriksen Capital's nominees;

●	that the CEO and Chairman roles be split, with the newly constituted Board of Directors choosing the Chairman;

●
that a binding proposal be submitted for a stockholder vote at the Annual Meeting to declassify the Board of Directors and remove all supermajority provisions in the Certificate of Incorporation or By-laws, with the recommendation of the Board of Directors and with the Board of Directors supporting and voting in favor of such proposal;

●
that the shares of common stock reserved for awards and issuances upon the exercise of stock options under the 2007 Option Plan be reduced to 200,000 shares and that the 2007 Option Plan be submitted for stockholder ratification; and

●	that Mr. Saraf waive his change of control rights under the terms of his Employment Agreement.

Mr. Saraf relayed this communication to the Board of Directors.  The Board of Directors considered and discussed Eriksen Capital's proposal and concluded that the items requested, and in particular, the demand for three of the five Board of Director seats requested which would result in the designees of a 6% stockholder controlling the Board of Directors were not in the best interests of the Company and its stockholders.  Based on the Eriksen Capital proposal communicated, the Board of Directors believed that it would not be fruitful and productive to enter into further discussions with Eriksen Capital or its outside legal counsel.

On May 20, 2015, Cedar Creek delivered a notice to the Company with respect to its intention to nominate two nominees to the Company's Board of Directors, propose that the Company declassify its Board of Directors, and propose that any amendment to the By-laws adopted after April 22, 2013 up through the Annual Meeting be repealed.

On May 21, 2015, Eriksen Capital filed its preliminary proxy statement with the SEC with respect to the Annual Meeting.

On June 5, 2015, Eriksen Capital filed its revised preliminary proxy statement with the SEC with respect to the Annual Meeting.

On June 19, 2015, the Company filed its preliminary proxy statement with the SEC with respect to the Annual Meeting.

On June 26, 2015, the Company filed a revised preliminary proxy statement with the SEC with respect to the Annual Meeting.

ELECTION OF DIRECTORS

Our Board of Directors is currently comprised of five (5) directors divided into three separate classes, as nearly equal in number as possible, with one class being elected each year to serve a staggered three-year term. Our Class I directors are Dwight P. Aubrey and John F. Chiste; our Class II directors are Jacob A. Davis and Sidney H. Kopperl; and our Class III director is Shevach Saraf.  Mr. Davis is not standing for re-election at the Annual Meeting due to personal health reasons.  Your Board of Directors deeply appreciates the substantial contributions of Mr. Davis, who served on your Board of Directors from August 1996 to June 2013 and most recently from February 2014 until the date of the Annual Meeting, for his many years of dedicated service to your Board of Directors and his many valuable contributions to the Company.

Upon the recommendation of our Nominating Committee, our Board of Directors is recommending that Sidney H. Kopperl and Douglas Reif be elected as Class II directors to serve for a term until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Mr. Reif is standing for election to the Board of Directors for the first time at the Annual Meeting.  Mr. Kopperl was first elected by the stockholders to the Board of Directors at the 2013 annual meeting of stockholders and is therefore standing for re-election at the Annual Meeting.

We believe our two (2) director nominees for Class II directors have the breadth of relevant and diverse experience, integrity, and commitment necessary to navigate our company through the complex and challenging business environment and military defense spending environment in which we operate in order to deliver superior value to our stockholders. The recommendations of your Nominating Committee and your Board of Directors is based on their carefully considered judgment that the experience and qualifications of each of its nominees makes them the best candidates to serve on your Board of Directors.

Your Board of Directors' recommended slate of director nominees reflects its continuing commitment to recruit independent and highly-qualified directors that have experiences, competencies and perspectives that expand the depth and breadth of your Board of Directors.  If Messrs. Kopperl and Reif are elected to the Board of Directors at the Annual Meeting, four (4) of the five (5) directors constituting your Board will be independent directors.

In selecting the director nominees that we are proposing for election, your Board of Directors focused on selecting independent board candidates with the experience and qualifications that we believe will result in a Board of Directors who works together constructively with a focus on operational excellence, financial strength and return of stockholder value.  Directors are selected for their integrity, independent judgment, maturity, broad business and/or professional experience and commitment to the Company's business and its continued wellbeing.  Leadership skills, expertise in a specific area which will assist the Board of Directors, an understanding of the electronics/components industry, the complexity of the Company's business and the issues affecting it, and the ability to offer unbiased advice are among the relevant criteria, which will vary over time depending on the needs of the Board of Directors. Additionally, directors are expected to be able and willing to devote the necessary time, attention and energy to assure diligent performance of their responsibility.  For additional information, see the disclosure under "Nominees for Director" describing qualifications for directors.

The nominees recommended by your Board of Directors have consented to serving as nominees for election to the Board of Directors, to being named in this proxy statement and to serving as members of the Board of Directors if elected by the  Company's stockholders.  As of the date of this proxy statement, the Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.  However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Board of Directors, upon the recommendation of its Nominating Committee, may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees.  If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

Mr. Reif was identified by Board members and vetted thoroughly, including through the use of a third party firm.  Mr. Reif was interviewed by members of the Nominating Committee.  After a period of consultation, the Nominating Committee recommended the nomination of Mr. Reif to the Board of Directors who approved his nomination.

The following table sets forth certain information concerning the current directors and nominees for director:

Name	Age	Positions with the Company	Class	Year Term Expires and Class
Shevach Saraf	72	Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer	Class III	2016
Dwight P. Aubrey(2)	69	Director	Class I	2017
John F. Chiste(1)(3)	59	Director	Class I	2017
Jacob A. Davis(1)(2)(3)	78	Director	Class II	2015	(4)
Sidney H. Kopperl(1)(2)(3)	68	Director	Class II	2015
Douglas Reif	61	Director Nominee	N/A	N/A
________________
(1)       Member of the Audit Committee.
(2)       Member of the Compensation Committee.
(3)       Member of the Nominating Committee.
(4)       Mr. Davis is not standing for re-election at the annual meeting.

CLASS II DIRECTOR NOMINEES

Sidney H. Kopperl

Mr. Kopperl was appointed a director on May 13, 2013. Mr. Kopperl also serves as Chairman of the Compensation Committee and as a member of the Audit Committee and Nominating Committee. Mr. Kopperl is currently employed as Chief Operating Officer of CellAntenna Corp., a privately owned communications company located in Coral Springs, Florida, a position he has held since 2007. The company provides in-building cellular solutions worldwide, as well as distributing cellular suppression products. Prior to this, he was a partner and Chief Operating Officer of LendingOne, a hard money mortgage company, from 2002 to 2007. Mr. Kopperl has a long history of bank management with over 35 years of experience having worked for Union Bank of Florida, SouthTrust Bank, Capital Bank, First American Bank, in Florida, as well as CityTrust in Connecticut, and Bank Leumi Trust Co and National Bank of North America in New York. In these positions he was responsible for operations as well as new business development. He is a graduate of the School of Credit and Financial Management from Williams College in 1980. He received a Master’s degree in Management from University of Hartford in 1977. He holds a Bachelor of Arts in Political Science from Long Island University in 1969.

He currently sits on the Board of Directors of After Schools Programs, a not for profit company, and is President of Pelican Trail H. O. A. He formally sat on the board of directors of the Coral Springs Economic Development Foundation, was the founder and Chairman of the Chamber of Commerce of Coral Springs, Vice Chairman of Communities in Schools of Broward County, and President of the Soref Jewish Community Center of Broward County. He has sat on several other community boards as well as Advisory Boards for Stonegate Bank and Florida Bank. He is a Graduate of Leadership Broward and a Graduate of Leadership Broward Senior Executive Program. He served as a Board member of Leadership Broward and served as a Chairman of the Senior Executive program.

Based on his many years of experience in financial management as well as operations, the Company believes that Mr. Kopperl’s background and experience highly qualifies him as a member of our Board of Directors.

Douglas Reif

Mr. Reif has thirty one years of experience in the defense industry for Northrop Grumman Amherst Systems from October 1979 to February 2011 when he retired as a System Engineer. The focus of Mr. Reif’s work was primarily the development of analog/digital test and evaluation (T&E) systems for use with standalone and integrated weapon systems. Mr. Reif was an important contributor in Amherst Systems growth from a small business to a leader in electronic warfare system testing. He led and contributed in all stages of the project life cycle, from concept development, proposal and marketing, through product implementation, to delivery, acceptance testing and post-delivery support. Mr. Reif has extensive T&E system integration experience. The work was for prime contractors and government agencies, both domestic and foreign. Mr. Reif was proposal lead, project and technical manager on many of the projects. He has written and presented papers at industry and government conferences. Mr. Reif received a Master’s Degree in Computer Science from SUNY/Buffalo in 1979 and a joint Bachelor’s Degree in Mathematics and Computer Science from SUNY/Buffalo in 1977.

The Company believes that Mr. Reif’s extensive experience in the defense industry and small company background highly qualifies him as a member of our Board of Directors.  The Company also believes that Mr. Reif will add significant insight and perspective to the Board of Directors based on his being a stockholder of the Company since 2012.

CLASS I DIRECTORS - TERM EXPIRING AT 2017 ANNUAL MEETING

Dwight P. Aubrey

Mr. Aubrey was appointed a director on January 12, 2015.  Mr. Aubrey also serves as a member of the Compensation Committee.  Mr. Aubrey has served as the President of ES Components LLC, a franchised distributor for wire bondable die and surface mountable components used by hybrid and microelectronic component manufacturers, since 1981. ES Components was originally a joint venture with Elmo Semiconductor and Mr. Aubrey acquired Elmo Semiconductor's interest in ES Components LLC in 1995. Mr. Aubrey also served as the President and Owner of Compatible Components, Inc., a manufacturer's representative company supplying micro electronic components, from 1979 until 2005 when he elected to close the business due to the growth of ES Components. Mr. Aubrey received an Associate of Arts in Business Administration from Central N.E. College in 1975.

The Company believes that Mr. Aubrey's extensive operational and business background in microelectronic component manufacturing highly qualifies him as a member of the Board of Directors.

John F. Chiste

Mr. Chiste was appointed a director on January 12, 2015.  Mr. Chiste also serves as Chairman of the Audit Committee and also a member of the Nominating Committee.  Mr. Chiste has served as the Chief Financial Officer of Encore Housing Opportunity Fund I and Fund II and Rescore Property Corp., a group of private equity funds with assets under management in excess of $1.0 billion focused on acquiring opportunistic and distressed residential real estate primarily in Florida, Texas, Arizona and California, since 2010. Mr. Chiste has also served since 2005 as Chief Financial Officer of the Falcone Group which owns a diversified real estate portfolio of companies. Mr. Chiste previously served as Chief Financial Officer of Bluegreen Corporation, a NYSE listed developer and operator of timeshare resorts, residential land and golf communities, from 1997 until 2005. He also served as Chief Financial Officer of Computer Integration Corp., a Nasdaq listed provider of information products and services, from 1992 until 1997. From 1983 until 1992, Mr. Chiste served as a Senior Manager with Ernst & Young LLP, a nationally recognized accounting firm. Mr. Chiste received a Bachelor of Business Administration in Accounting from Florida Atlantic University in Boca Raton. Mr. Chiste is a licensed Certified Public Accountant in the State of Florida. Mr. Chiste was a director and Chairman of the Audit Committee of Forward Industries, Inc., a Nasdaq listed manufacturer and distributor of specialty and promotional products, primarily for hand held electronic devices, from February 2008 through January 2015.

The Company believes that Mr. Chiste's extensive financial and accounting experience highly qualifies him as a member of the Board of Directors.

CLASS III DIRECTORS - TERM EXPIRING AT 2016 ANNUAL MEETING

Shevach Saraf

Mr. Saraf was appointed a director of the Company on November 2, 1992. Mr. Saraf has been President of the Company since November 1992, Chief Executive Officer of the Company since December 1992, Chairman of the Board since September 1993 and Chief Financial Officer since 2000. He has 47 years of experience in operations and engineering management with electronics and electromechanical manufacturing companies.

Before joining Solitron in 1992, Mr. Saraf was Vice President of Operations and a member of the Board of Directors of Image Graphics, Inc. ("Image Graphics"), a military and commercial electron beam recorder manufacturer based in Shelton, Connecticut. As head of Image Graphics’ engineering, manufacturing materials and field service operations, he turned around the firm’s chronic cost and schedule overruns to on-schedule and better-than-budget performance. Earlier, he was President of Value Adding Services, a management consulting firm in Cheshire, Connecticut. This company provided consulting and turnaround services to electronics and electromechanical manufacturing companies with particular emphasis on operations. From 1982 to 1987, Mr. Saraf was Vice President of operations for Harmer Simmons Power Supplies, Inc., a power supplies manufacturer in Seymour, Connecticut. He founded and directed all aspects of the company’s startup and growth, achieving $12 million in annual sales and a staff of 180 employees. Mr. Saraf also previously held executive positions with Photofabrication Technology, Inc. and Measurements Group of Vishay Intertechnology, Inc.

Born and raised in Tel Aviv, Israel, he served in the Israeli Air Force from 1960-1971 as an electronics technical officer. He received his master’s in business administration from Rensselaer Polytechnic Institute, Troy, NY, and his master’s in management from Rensselaer at Hartford (formerly known as Hartford [CT] Graduate Center). He also received associate degrees from the Israeli Institute of Productivity, the Teachers & Instructors Institute, and the Israeli Air Force Technical Academy.

The Company believes that Mr. Saraf’s extensive experience, his depth of skills, executive management experience, and industry expertise when coupled with his success starting manufacturing companies, turning around failing companies and his leadership since leading the Company out of bankruptcy proceedings in 1993, as Chairman, President, and CEO of the Company highly qualifies him as a member of our Board of Directors.

Vote Required and Recommendation

Eriksen Capital has filed a preliminary proxy statement indicating that it intends to nominate two individuals for election as Class II directors at the Annual Meeting.  Under the By-Laws, the election of directors is therefore considered a contested election.  Accordingly, the two nominees receiving the highest number of "FOR" votes will be elected at the Annual Meeting.

However, in the event Eriksen Capital withdraws its nominees more than ten (10) days before the mailing of this proxy statement, the election of directors will not be contested.  In an uncontested election, our By-laws provide that directors are elected by a majority of the votes cast.

Your Board of Directors unanimously recommends using the enclosed WHITE proxy card to vote "FOR" Messrs. Kopperl and Reif as Class II directors.

The Board of Directors unanimously recommends that you disregard any proxy card that may be sent to you by or on behalf of Eriksen Capital.  Voting “WITHHOLD” or “AGAINST” with respect to Eriksen Capital's Nominees on its proxy card is NOT the same as voting “FOR” your Board's nominees. Additionally, a vote against Eriksen Capital's Nominees on its proxy card will revoke any proxy previously submitted by you using the WHITE proxy card.  If you have already voted using a proxy card sent to you by or on behalf of Erikson Capital, you have every right to change it and we urge you to revoke that proxy by voting in favor of your Board's nominees by using the enclosed WHITE proxy card.  Only the latest validly executed proxy that you submit will be counted at the Annual Meeting.

If you have any questions or require any assistance with voting your shares or revoking any proxy previously submitted, please contact our proxy solicitor: Regan & Associates, Inc., toll free at 1-800-737-3426.

DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation of our non-employee directors for the year ended February 28, 2015.

Name(1)	Fees Earned Or Paid In Cash($)	Total($)
Dwight P. Aubrey(2)	3,000	3,000
John F. Chiste(2)	4,500	4,500
Jacob A. Davis	22,500	22,500
Joseph F. Gerrity(3)	13,500	13,500
Sidney H. Kopperl	24,000	24,000
________________
(1)
As of February 28, 2015, the current non-employee directors hold fully vested unexercised options in the following amounts: Mr. Aubrey: 0 shares;  Mr. Chiste: 0 shares,  Mr. Davis: 3,000 shares; and Mr. Kopperl: 0 shares.

(2)	Messrs. Aubrey and Chiste were appointed as directors of the Company on January 12, 2015.
(3)	Mr. Gerrity resigned as a director of the Company on July 8, 2014.

Each director who is not employed by the Company receives $1,500 for each meeting of the Board he attends and $250 for each committee meeting he attends on a date on which no meeting of the Board is held. In addition, all out-of-pocket expenses incurred by a director in attending Board or committee meetings are reimbursed by the Company. The Chairmen of the Audit and Compensation Committees receive $1,500 per quarter for their additional duties and responsibilities. In addition, annually each director who is not employed by the Company may receive additional cash or equity awards for their services on the Board.

CORPORATE GOVERNANCE

Board Meetings; Annual Meeting Attendance; Independence

The Board oversees our business and affairs and monitors the performance of management. The Board met regularly during the fiscal year ended February 28, 2015 ("fiscal 2015") and continues to meet regularly to review matters affecting our company and to act on matters requiring Board approval. The Board also holds special meetings whenever circumstances require and may act by unanimous written consent. During fiscal 2015, the Board of Directors held  six meetings.  During fiscal 2015, all directors attended all board and committee meetings held during this period. The Board of Directors encourages, but does not require, its directors to attend the Company’s annual meeting. All directors attended the 2014 Annual Meeting of Stockholders.

The Board of Directors is currently composed of the following five directors: Messrs. Saraf, Aubrey, Chiste, Davis and Kopperl.  Messrs. Aubrey, Chiste, Davis and Kopperl all meet the criteria for independence specified in the Nasdaq Stock Market Marketplace Rules (the "Nasdaq Rules").  Additionally, Mr. Reif, our director nominee who is not currently on our Board of Directors meets the criteria for independence specified in the listing standards of the Nasdaq Stock Market.

Code of Ethics

The Company has adopted a Code of Ethics for senior officers, which includes the Company’s principal executive officer, principal financial officer and controller, pursuant to the Sarbanes-Oxley Act of 2002. The Code of Ethics is published on the Company’s web site at www.solitrondevices.com on the Investor Relations page.

Board Leadership Structure

The Board of Directors has no policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead the Board of Directors remains free to make this determination from time to time in a manner that seems most appropriate for the Company. The positions of Chairman of the Board and Chief Executive Officer are currently held by Shevach Saraf. As a company that is focused on its core business, we believe the Chief Executive Officer is in the best position to direct the independent directors’ attention on the issues of greatest importance to the Company and its stockholders. As a result, the Company does not have a lead independent director. Since our Chief Executive Officer knows the Company’s business and has over forty years of experience, we believe that our Chief Executive Officer is the appropriate person to lead the Board of Directors. Our overall corporate governance policies and practices combined with the strength of our independent directors and our internal controls minimize any potential conflicts that may result from combining the roles of Chairman and Chief Executive Officer.

Board Oversight of Enterprise Risk

The Board of Directors is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through the committees of the Board of Directors identified below but the full Board of Directors has retained responsibility for general oversight of risks. The Audit Committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, operations and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The Compensation Committee considers the risks within their areas of responsibility. The Board of Directors satisfies their oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Committees

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating Committee.

Audit Committee

The Audit Committee consists of Messrs. Chiste (Chairman), Davis and Kopperl. The Board of Directors has determined that the members of the Audit Committee are independent pursuant to the Nasdaq Rules. The Company’s Audit Committee generally has responsibility for appointing, overseeing and approving the compensation of our independent certified public accountants, reviewing and approving the discharge of our independent certified public accountants, reviewing the scope and approach of the independent certified public accountants’ audit, reviewing our audit and control functions, approving all non-audit services provided by our independent certified public accountants and reporting to our full Board of Directors regarding all of the foregoing. Additionally, our Audit Committee provides our Board of Directors with such additional information and materials as it may deem necessary to make our Board of Directors aware of significant financial matters that require its attention. The Company has adopted an Audit Committee Charter, a copy of which is published on the Company’s web site at www.solitrondevices.com on the Investor Relations page. The Company has determined that the audit committee "financial expert" is Mr. Chiste. The Audit Committee met four times during fiscal 2015.

Compensation Committee

The members of the Compensation Committee are Messrs. Kopperl (Chairman), Aubrey and Davis. The Board of Directors has determined that the members of the Compensation Committee are independent pursuant to the Nasdaq Rules. The responsibilities and duties of the Compensation Committee consist of, but are not limited to: reviewing, evaluating and approving the agreements, plans, policies and programs of the Company to compensate the officers and directors of the Company and otherwise discharging the Board of Directors’ responsibilities relating to compensation of the Company’s officers and directors. The Compensation Committee has determined that no risks exist arising from the Company’s compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee has not retained a compensation consultant to review our policies and procedures with respect to executive compensation. The Compensation Committee met two times during fiscal 2015.  The Company has adopted a Compensation Committee Charter, a copy of which is published on the Company's website at www.solitrondevices.com on the Investor Relations page.

Nominating Committee

The members of the Nominating Committee are Messrs. Davis (Chairman), Chiste and Kopperl.  The Board of Directors has determined that the members of the Nominating Committee are independent pursuant to the Nasdaq Rules.  The responsibilities and duties of the Nominating Committee consist of, but are not limited to:  developing and periodically reviewing the criteria used to evaluate the suitability of potential candidates for members on the Board of Directors; identifying and evaluating potential director candidates and submitting to the Board of Directors the candidates for director to be recommended by the Board of Directors for election at each annual meeting and to be added by the Board of Directors at any other times due to expansions to the Board of Directors, director resignations or retirements, and candidates for membership on each committee of the Board of Directors; making recommendations to the Board of Directors regarding the size and composition of the Board of Directors and its committees; and receiving and evaluating any stockholder nominations for directors received in accordance with Article II, Section 12 of the Company's By-laws in the same manner the Nominating Committee would evaluate a nomination received from any other party.  The Nominating Committee met two times during fiscal  2015.  The Company has adopted a Nominating Committee Charter, a copy of which is published on the Company's website at www.solitrondevices.com on the Investor Relations page.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our Board of Directors should address the communication either to the Board of Directors or to the individual director c/o Shevach Saraf, Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer, Solitron Devices, Inc., 3301 Electronics Way, West Palm Beach, Florida 33407. Mr. Saraf will forward the communication either to all of the directors, if the communication is addressed to the Board, or to the individual director, if the communication is addressed to a specific director.

Nominees for Director

The Nominating Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and stockholders. Candidates for directors recommended by stockholders will be given the same consideration as those identified from other sources. The Nominating Committee is responsible for reviewing each candidate’s biographical information and assessing each candidate’s independence, skills and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Nominating Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural backgrounds, and professional expertise, among other factors.

Your Board of Directors has established board candidate selection criteria to be applied by the Nominating Committee and by the full Board of Directors in evaluating candidates for election to the Board.  These criteria include general characteristics, areas of specific experience and expertise and considerations of diversity.  The criteria include the following:

●	Integrity and commitment to ethical behavior;

●	Personal maturity and leadership skills, especially in related fields;

●	Independence of thought;

●	Diversity of background and experience;

●	Broad business and/or professional experience with the understanding of business and financial affairs and the complexity of the Company's business;

●	Commitment to the Company's business and its continued well-being; and

●	Board members must be able to offer unbiased advice.

In addition to the minimum qualifications for each candidate described above, the Nominating Committee shall recommend that the Board of Directors select individuals to help ensure that:

●	Board members have executive management experience;

●	Board members have an understanding of the electronics/components industry;

●	A majority of the Board consists of independent directors;

●	Each of the Company's Audit Committee, Compensation Committee and Nominating Committee shall be comprised entirely of independent directors; and

●	At least one member of the Audit Committee shall have such experience, education and other qualifications necessary to qualify as an "audit committee financial expert" under SEC rules.

Only persons who are nominated in accordance with the procedures set forth in Article II, Section 12 of our By-laws shall be eligible for election as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in Article II, Section 12 of our By-laws. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered or mailed to and received at the principal executive offices of the Company not less than 30 days prior to the date of the meeting, provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, a stockholder’s notice must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder’s notice shall set forth (i) as to each person whom such stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including each such person’s written consent to serving as a director if elected); and (ii) as to the stockholder giving the notice (x) the name and address of such stockholder as they appear on the Company’s books, and (y) the class and number of shares of the Company’s capital stock that are beneficially owned by such stockholder.

SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Audit Committee of our Board of Directors has selected Goldstein Schechter Koch, P.A. ("GSK") as our independent certified public accountants for the year ending February 29, 2016. GSK has served as our independent certified public accountants since January 24, 2013. If the selection of GSK as our independent registered public accounting firm is not ratified by our stockholders, the Audit Committee will re-evaluate its selection, taking into consideration the stockholder vote on the ratification. However, the Audit Committee is solely responsible for selecting and terminating our independent registered public accounting firm, and may do so at any time at its discretion. A representative of GSK is expected to attend the Annual Meeting and be available to respond to appropriate questions. The representative also will be afforded an opportunity to make a statement, if he or she desires to do so.

Auditor Fees And Services

The following table sets forth the fees billed by GSK for the years ended February 28, 2015 and February 28, 2014.

	2015		2014
Audit Fees	$62,850	(1)	$55,030	(2)
Audit-Related Fees	204	(1)	490	(2)
Tax Fees	3,500	(1)	2,500	(2)
All Other Fees	480	(1)	0
Total	$67,034		$58,020
________________
(1)
Represents audit fees billed by GSK in connection with the Annual Report on Form 10-K for the year ended February 28, 2015 and fiscal year 2015 quarterly reports, respectively. Represents audit-related fees billed by GSK in connection with out-of-pocket expenses for the year-end audit.  Represents tax fees billed by GSK in connection with the fiscal year 2014 Federal tax return. Represents all other fees billed by GSK in connection with a change of ownership analysis relating to the Company’s NOLs.

(2)
Represents audit fees billed by GSK in connection with the Annual Report on Form 10-K for the year ended February 28, 2014 and fiscal year 2014 quarterly reports, respectively. Represents audit-related fees billed by GSK in connection with out-of-pocket expenses for the year-end audit.  Represents tax fees billed by GSK in connection with the fiscal year 2013 Federal tax return.

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee has a policy of considering and, if deemed appropriate, approving, on a case by case basis, any audit or permitted non-audit service proposed to be performed by the Company’s principal accountant in advance of the performance of such service. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has not implemented a policy or procedure which delegates the authority to approve, or pre-approve, audit or permitted non-audit services to be performed by the Company’s principal accountant. In connection with making any pre-approval decision, the Audit Committee must consider whether the provision of such permitted non-audit services performed by the Company’s principal accountant is consistent with maintaining the Company’s principal accountant’s status as our independent auditors at such time.

Consistent with these policies and procedures, the Audit Committee approved all of the services rendered by GSK for the years ended February 28, 2015 and February 28, 2014, as described above.

Vote Required and Recommendation

The proposal to ratify the selection of GSK as our independent accountant for the fiscal year ending February 29, 2016, requires the affirmative vote of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote thereon, present in person or represented by proxy at the Annual Meeting.

The Board of Directors recommends a vote "FOR" the proposal.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent public accounting firm. We have engaged Goldstein Schechter Koch, P.A. ("GSK") as our independent public accountants to report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2. The Audit Committee has discussed with GSK, our independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board ("PCAOB") Auditing Standard No. 16, Communications with Audit Committees.

3. The Audit Committee has also received the written disclosures and the letter from GSK required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of GSK with that firm.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors and the Board of Directors approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2015, for filing with the SEC.

The foregoing has been furnished by the Audit Committee:

John F. Chiste, Chairman
Jacob A. Davis
Sidney H. Kopperl

This "Audit Committee Report" is not "Soliciting Material," is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

MANAGEMENT

Executive Officers

Please refer to the biographical information for Mr. Saraf, our Chairman of the Board, Chief Executive Officer, President and Chief Financial Officer, listed above in the "Election of Directors" section.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation paid by the Company, to or on behalf of the following named executive officer for the fiscal years ended February 28, 2015 and February 28, 2014.

Name and Principal Position	Year	Salary($)	Bonus($)		All Other Compensation($)		Total($)
Shevach Saraf Chairman of the Board, President, CEO and CFO	2015	321,500	119,015	(1)	43,500	(2)	484,015
	2014	293,000	115,000	(3)	23,000	(4)	431,000
________________
(1)
The Company accrued $105,000 as a bonus to Mr. Saraf for his performance during the fiscal year ended February 28, 2015. The Compensation Committee met on May 22, 2015 and approved the payment of a $119,015 bonus pursuant to the terms of Mr. Saraf's employment agreement to be paid during June 2015.

(2)
Represents Life, Disability, & Medical Insurance premiums plus personal auto expenses. For the year ended February 28, 2015, Life, Disability, Medical Insurance premiums were $39,000 and car expenses were $4,500.

(3)
The Company accrued $115,000 as a bonus to Mr. Saraf for his performance during the fiscal year ended February 28, 2014. The Compensation Committee met on May 19, 2014 and approved the payment of a $115,000 bonus pursuant to the terms of Mr. Saraf's employment agreement to be paid during June 2014.

(4)
Represents Life, Disability, & Medical Insurance premiums plus personal auto expenses. For the year ended February 28, 2014, Life, Disability, Medical Insurance premiums were $21,000 and car expenses were $2,000.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth certain summary information concerning outstanding equity awards as of February 28, 2015 held by the following named executive officer.

Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexerciseable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date(2)
Shevach Saraf	254,624		-	-	$.40	-
	175,636	(3)	-	-	$1.05	-
________________
(1)	These options were fully exercisable as of February 28, 2015.
(2)	These options do not have an expiration date.
(3)	On June 18, 2015, Mr. Saraf exercised 140,187 of these exercisable options.

Mr. Saraf’s Employment Agreement

On December 1, 2000, the Company entered into an employment agreement with Shevach Saraf, the Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer of the Company. On January 14, 2013, the Company amended the employment agreement with Mr. Saraf. The description below summarizes the employment agreement, as amended.

The initial term of employment agreement was five years. The employment agreement stipulates that the contract is automatically extended for one-year periods unless a notice is given by either party at least 180 days prior to the scheduled expiration of the initial term or any extensions. This agreement provides, among other things, for a minimum annual base salary of $240,000 and a bonus pursuant to a formula tied to the Company's pre-tax income. The employment agreement provides that Mr. Saraf shall be entitled to a bonus equal to fifteen percent (15%) of the Company’s pre-tax income in excess of $250,000.  For purposes of the agreement, "pre-tax income" means net income before taxes, excluding (i) all extraordinary gains or losses, (ii) gains resulting from debt forgiveness associated with the buyout of unsecured creditors, and (iii) any bonus paid to Mr. Saraf. The bonus payable thereunder shall be paid within ninety (90) days after the end of the fiscal year.

Upon execution of the agreement, Mr. Saraf received a grant of stock options to purchase ten percent (10%) of the outstanding shares of the Company’s common stock, par value $.01 per share, calculated on a fully diluted basis, at an exercise price per share equal to the closing asking price of the Company’s common stock on the OTCBB on the date of the grant ($0.40). Fifty percent (50%) of the initial stock options granted vested immediately upon grant. The remaining fifty percent (50%) of the initial stock options vested in equal amounts on each of the first five anniversaries of the date of grant. All of these options are now fully vested.

Under the employment agreement, if Mr. Saraf’s employment is terminated due to his death, the Company will pay the following amounts to his estate: (i) his base salary through the last day of the calendar month in which he dies, (ii) his bonus for the prior year which has been earned but not paid, (iii) his bonus for the then current year of employment prorated for the actual number of days of such year he was employed during such year (which shall be calculated by assuming that the bonus for such year would be equal to the bonus for the previous year plus an amount equal to the percentage increase in the consumer price index for the prior twelve month period) and (iv) a death benefit in an amount equal to three times Mr. Saraf’s then current base salary (including any amount deferred under any deferred compensation plan) plus an amount equal to the most recent bonus awarded to him, to the extent funded by life insurance policies as provided for in the employment agreement.

Under the employment agreement, if Mr. Saraf’s employment is terminated due to his failure to perform his duties under the employment agreement due to Disability for a consecutive period of more than six months, the Company may terminate the employment agreement upon thirty (30) days written notice to him. Mr. Saraf shall continue to receive compensation until the end of the thirty (30) day notice period. For purposes of the employment agreement, the term "Disability" shall mean the inability to engage in any substantial gainful activity with the Company by reason of any medically determinable physical or mental impairment for at least six consecutive months. In addition, under the employment agreement, the Company shall maintain term life and disability insurance policies providing benefits sufficient to cover any amounts payable to Mr. Saraf pursuant to the employment agreement to the extent obtainable at commercially reasonable rates.

In the event Mr. Saraf terminates his employment agreement for Good Reason, the Company shall pay Mr. Saraf a lump sum equal to his base salary and bonus through the remainder of the term of the employment agreement. For purposes of the employment agreement, "Good Reason" shall mean (a) breach of any provision of the employment agreement by the Company including, without limitation, a reduction in his duties or responsibilities, (b) the appointment of any other person as Chairman of the Board, President or Chief Executive Officer of the Company or the removal of the employee from that position, (c) the failure of the stockholders to elect the employee as a director of the Company or the removal of the employee from the Board of Directors, or (d) the relocation of the Company’s business operations or principal office more than 30 miles from its present location.

In the event the Company terminates Mr. Saraf’s employment for "Cause" (other than a termination for Disability), the Company shall pay Mr. Saraf his base salary through the date of termination stated in the notice, and Mr. Saraf shall, if so requested by the Board of Directors, perform his duties under the employment agreement through the date of termination stated in the notice. As used herein, "Cause" shall mean any willful (a) dissemination of genuine trade secrets or other material confidences of the employer by employee for the personal gain of the employee, (b) dishonesty of employee in the course of his employment which is punishable by criminal and civil law or is materially prejudicial to employer, (c) deliberate activity of employee which is materially prejudicial to the financial interests of the Company as reasonably determined by a majority of the Board of Directors of the Company, or any act, or failure to act, by employee involving fraud, willful malfeasance or gross negligence in the performance of his duties hereunder as reasonably determined by a majority of the disinterested members of the Board of Directors of the Company, or (d) Disability of employee.

In the event the Company terminates Mr. Saraf’s employment for any reason other than for Cause or upon Mr. Saraf’s death or disability, then (a) the employment agreement shall nonetheless be deemed terminated, and the Company shall pay Mr. Saraf upon any such termination a lump sum equal to the larger of his base salary and bonus for the remaining term under the employment agreement and his base salary and bonus for three (3) years, (b) employee shall not be required to mitigate his damages by finding alternative employment or otherwise, and any income earned by him after such termination shall not be set-off against amounts due hereunder, and (c) the Company will pay the premium for Mr. Saraf’s COBRA insurance benefits for Mr. Saraf and his family for 18 months or provide equivalent coverage. The foregoing payments shall also be made in the event that Mr. Saraf’s employment with the Company is terminated following a Change of Control notwithstanding the reason for such termination. For purposes of the employment agreement, "Change in Control" of the Company shall mean: (1) any "person" (other than Employee) as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (other than the employee or any group of which the employee is a part, or any Company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; (2) at any time, Incumbent Directors cease, for any reason, to constitute at least a majority of the Board of Directors of the Company. As used herein, "Incumbent Directors" means (a) the individuals who constitute the Board upon the execution of this Agreement and (b) any other director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the Incumbent Directors then in office which two-thirds includes the employee; (3) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however that no "Change of Control" shall be deemed to have occurred until the closing of any such transaction; and provided further, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; (4) the stockholders of the Company approve a plan of complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company’s assets or (5) the Company, in one or a series of transactions, sells all or substantially all of its assets.

Any payments payable under the employment agreement to Mr. Saraf that are in the nature of compensation in the event of the Company’s termination of Mr. Saraf under the employment agreement shall not exceed the maximum amount which may be paid to Mr. Saraf without causing such payments or any other payments or benefits provided to Mr. Saraf to become subject to the deduction limitation provided for in Section 280G(a) of the Internal Revenue Code of 1986, as amended, or the excise tax provided for in Section 4999 of the Code, or any successor provisions of applicable law.

Under the employment agreement, upon a termination by Mr. Saraf for Cause, termination by the Company without Cause, or the effectuation of a Change of Control, all stock options of the Company held by Mr. Saraf upon the date of termination will immediately vest upon termination and upon the effectuation of a Change of Control.  Additionally, under the terms of Mr. Saraf's option agreements, Mr. Saraf's options will expire one (1) year following such termination.

On January 14, 2013, Mr. Saraf exercised a cost-of-living increase clause in his employment agreement increasing his annual compensation to $293,000.

On January 14, 2014, Mr. Saraf exercised a cost-of-living increase clause in his employment agreement increasing his annual compensation to $296,500.

On December 5, 2014, the Compensation Committee approved an increase to Mr. Saraf's annual compensation to $321,500, effective December 1, 2014.

Mr. Saraf may also participate in the Company’s 2000 Stock Option Plan, the Company’s 2007 Stock Incentive Plan and the Company’s Employee 401-K and Profit Sharing Plan (the "Profit Sharing Plan"). During the fiscal year ended February 28, 2015, the Company did not match any employee contributions to the Profit Sharing Plan.

Based upon the Compensation Committee’s review of the Company’s compensation design features, and the Company’s applied compensation philosophies and objectives, the Compensation Committee determined that risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

NON-BINDING ADVISORY VOTE ON

SAY ON PAY

Background of the Proposal

The Dodd-Frank Act requires all public companies to hold a separate nonbinding advisory stockholder vote to approve the compensation of executive officers as described in the executive compensation tables and any related information in each such company’s proxy statement (commonly known as a "Say on Pay" proposal). The stockholder vote at the 2013 annual meeting of stockholders supported an annual non-binding advisory vote to approve the compensation of the named executive officer of the Company. Accordingly, the Company has determined that such vote will be held annually until the next advisory vote on the frequency of the advisory vote to approve named executive officer compensation, to be held again at the 2019 Annual Meeting of Stockholders.

Executive Compensation

The Board of Directors believes that our executive compensation programs are designed to secure and retain the services of high quality executives and to provide compensation to our executive that are commensurate and aligned with our performance and advances both the short and long-term interests of our company and our stockholders. We seek to achieve these objectives through three principal compensation programs: base salary, annual cash incentive bonus, and long-term equity incentives, in the form of grants of stock options. Base salaries are designed primarily to attract and retain talented executives. Annual cash incentive bonuses are designed to motivate and reward hard work and dedication to the Company. Grants of stock options are designed to provide a strong incentive for achieving long-term results by aligning the interests of our executive with those of our stockholders, while at the same time encouraging our executive to remain with us. The Board of Directors believes that our compensation program for our executive officer is appropriately based upon our performance and the individual performance and level of responsibility of the executive officer.

This Say on Pay proposal is set forth in the following resolution:

RESOLVED, that the stockholders of Solitron Devices, Inc. approve, on an advisory basis, the compensation of its named executive officer, as disclosed in the Solitron Devices, Inc.’s Proxy Statement for the 2015 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables, and any related information found in the proxy statement of Solitron Devices, Inc.

Because your vote on this proposal is advisory, it will not be binding on the Board of Directors, the Compensation Committee or the Company. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Recommendation

The advisory vote on the Say on Pay proposal requires the affirmative vote of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote thereon, present in person or represented by proxy at the Annual Meeting.

The Board of Directors recommends a vote "FOR" the Say on Pay proposal.

STOCKHOLDER PROPOSALS

Cedar Creek Partners LLC, c/o Eriksen Capital Management LLC, 567 Wildrose Circle, Lynden, WA 98264, has advised Solitron that it intends to present the following two proposals at the Annual Meeting on behalf of itself.  As of the June 24, 2015 record date, Cedar Creek Partners LLC reports that it beneficially owns an aggregate of 138,647 shares of Solitron common stock, constituting approximately 6.0% of the outstanding shares of Solitron common stock.

ERIKSEN CAPITAL PROPOSAL
RELATING TO BOARD DECLASSIFICATION

The Company has received notice from Cedar Creek Partners LLC c/o Eriksen Capital Management LLC of its intention to present the following resolution for action at the Annual Meeting, which would urge the Board of Directors to take all necessary steps (other than those required to be taken by stockholders) to eliminate the classification of the Board of Directors.

Proposal Relating To Board Declassification

RESOLVED, that the stockholders of the Company urge the Board to take all necessary steps (other than any steps that must be taken by stockholders) to eliminate the classification of the Board and to require that all directors be elected on an annual basis.

Board of Directors Statement

The board of directors recommends that stockholders vote "AGAINST" the Eriksen Capital Proposal relating to Board declassification for the following reasons:

The Board carefully considered the stockholder proposal and concluded, for the reasons noted below, that a classified board structure remains in the best interests of the Company and our stockholders.

CLASSIFIED BOARD PROMOTES CONTINUITY AND LEADERSHIP STABILITY. The Company's classified board is designed to promote continuity and stability of leadership to ensure that, at all times, a majority of the Company's directors have prior experience with, and knowledge of, the Company's operations, management and strategy. Board continuity is especially critical to developing, refining and executing our long-term strategic goals. This is particularly important to the Company because our business, by its nature, requires long-term planning and development. The classified board structure helps directors to make sound strategic decisions in the long-term best interests of the Company and its stockholders, rather than focusing excessively on short-term results. The semiconductor industry is also highly cyclical which makes it even more important to have appropriate continuity and experience on our Board of Directors.

CLASSIFIED BOARD LEADS TO HIGH QUALITY DIRECTORS. A classified board strengthens the Company's ability to recruit high quality directors who are willing to make a significant commitment to the Company and our stockholders for the long-term. The Board believes it is important that directors have the commitment to serve for an appropriate term given the initial and ongoing time investment required to properly understand our operations. Experienced directors who are knowledgeable about our business are better positioned to make decisions that are in the best interests of the Company and our stockholders.

THREE-YEAR TERMS ENHANCE OUR BOARD'S INDEPENDENCE AND LONG-TERM STOCKHOLDER FOCUS. The Board also believes that a three-year term enhances the independence of our non-employee directors by providing them with more time to develop their understanding of, and experience with, the Company's business, making them less dependent on the views and perspectives of management. A longer term in office also helps insulate our directors against pressures from special interest groups that may be more focused on short-term results instead of the long-term interests of all stockholders. Our current board structure allows our directors to act independently with a long-term perspective and not be driven by concerns over annual nominations or elections, which helps enable them to resist destructive short-term thinking. The freedom to focus on the long-term interests of the Company and our stockholders leads to greater independence, the cornerstone of good corporate governance.

CLASSIFIED BOARD PROVIDES PROTECTION AGAINST POTENTIALLY ABUSIVE, UNFAIR AND INADEQUATE TAKEOVER ATTEMPTS AND MAY LEAD TO HIGHER VALUE TO STOCKHOLDERS IN THE EVENT OF A HOSTILE TAKEOVER. In an unsolicited takeover situation, a classified board can enhance our ability to achieve the best results for all of our stockholders. For example, a classified board structure furthers the ability of our board to ultimately achieve the best possible outcome for all stockholders by providing the time and leverage necessary for our Board to evaluate and consider the fairness of any takeover proposal, consider alternative proposals, and take appropriate action without being subjected to the undue pressure and threat of an imminent removal of a majority of members of the Board. Without a classified board, a potential acquirer could gain control of our company by replacing a majority of the Board with its own slate of nominees at a single stockholders' meeting and without paying an appropriate premium to our stockholders. In our industry in particular, an opportunistic hostile acquirer can abuse a temporary drop in our stock price below its long-term fair value such as may occur during lows in the business cycle of the semiconductor industry to attempt to take over the company at an inadequate price. While our classified board structure can help achieve and protect stockholder value, protect long-term stockholders from abusive takeover tactics and help safeguard against sudden and disruptive takeover efforts by third parties to quickly take control of the board, it does not prevent unsolicited takeover proposals or the consummation of such transactions.  Eriksen Capital has even acknowledged in its preliminary proxy statement that "it may beneficial for a company to have a classified board of directors" and provided as an example that "a classified board reduces a company’s vulnerability to certain potentially abusive takeover tactics by encouraging potential acquirers to negotiate at arms-length with the company’s board of directors."

GOOD GOVERNANCE IS NOT ONE-SIZE-FITS-ALL. Eriksen Capital has stated that it "believes that, as a matter of good corporate governance, all directors should be elected annually."  Eriksen Capital, however, does not offer any reasons why this step would be beneficial to the Company and its stockholders.  The fact that other companies have decided to remove their classified boards is not, in the Board's judgment, a persuasive reason to do so. Each of those companies made that decision in light of its own particular financial and market circumstances, which differ from those of our company. Our Board does not believe that there is a single formula for corporate governance. A "one-size-fits-all" view does not take into consideration differences among companies, their management and the industries and markets in which they operate. The Board periodically reviews the Company's existing practices and retains or implements practices that it believes serve the best interests of the Company and its stockholders. This review has led the Board to conclude that our classified board structure should be maintained at this time.

It is important to note that approval of the stockholder proposal would not declassify the Board. Declassifying the Board would require an amendment to the Company's Certificate of Incorporation. The Certificate of Incorporation includes a super-majority provision to remove the classified board structure. Accordingly, elimination of the classified board structure would require the affirmative vote of the holders of at least eighty percent (80%) of our Company's outstanding shares of common stock.

Vote Required and Recommendation

Adoption of this proposal requires the affirmative vote of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote, present in person or represented by proxy at the Annual Meeting.

After careful consideration, the Board believes that a classified board structure remains in the best interests of the Company and its stockholders.

For these reasons, the Board urges stockholders to vote "AGAINST" this Eriksen Capital Proposal.

ERIKSEN CAPITAL PROPOSAL
RELATING TO AMENDMENTS TO BY-LAWS

The Company has received notice from Cedar Creek Partners LLC c/o Eriksen Capital Management LLC of its intention to present the following resolution for action at the Annual Meeting, which would allow stockholders of the Company to amend or repeal any provisions or amendments to the By-laws unilaterally adopted by the Board without stockholder approval subsequent to April 22, 2013 up through the Annual Meeting.

Proposal To Repeal New By-laws

RESOLVED, that each provision or amendment of the By-laws adopted by the Board without the approval of the Company's stockholders after April 22, 2013 (purportedly the last date of reported changes) and prior to the approval of this resolution be, and hereby is, repealed, effective as of the time this resolution is approved by the Company's stockholders.

Board of Directors Statement

The board of directors recommends that stockholders vote AGAINST the Eriksen Capital Proposal relating to Amendments to the By-laws for the following reasons:

Eriksen Capital's proposal seeks to repeal any provision or amendment of the Company's By-laws adopted without stockholder approval after April 22, 2013 and prior to the Company's Annual Meeting, without regard to the subject matter of any By-law provision or amendment in question.

No provision or amendments to the Company's By-laws have been adopted subsequent to April 22, 2013.  While the Board does not currently expect to adopt any amendments to the By-laws prior to the Company's Annual Meeting, the Board could determine prior to the Annual meeting that an amendment is advisable and in the best interests of the stockholders.  The Board believes that the automatic repeal of any By-law amendment, irrespective of its content, duly adopted by the Board (whether with or without stockholder approval) could have the effect of repealing one or more properly adopted By-law amendments that the Board determined to be advisable and in the best interests of the Company and its stockholders and adopted in furtherance of its fiduciary duties, including in response to future events not yet known to the Company.  Furthermore, as a public company subject to the federal proxy rules, it might be impracticable – if not impossible – for the Company to obtain stockholder approval for a necessary By-law amendment within a timeframe necessary to serve the best interests of the Company and its stockholders.

Vote Required and Board Recommendation

Adoption of this proposal requires the affirmative vote of a majority of the voting power of the issued and outstanding stock of the Company entitled to vote, present in person or represented by proxy at the Annual Meeting.

As the board is fully empowered by its corporate documents and applicable law to alter, amend, repeal or add provisions to the Company's By-laws in accordance with its fiduciary duties and no provision of the Company's By-laws is expected to be impacted by the Eriksen Capital Proposal, we believe this proposal represents no purpose other than to limit Board actions otherwise permitted by the Company's governing documents and Delaware law.

For these reasons, the Board urges stockholders to vote "AGAINST" this Eriksen Capital Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of June 24, 2015 by (i) all current directors and director nominees, (ii) all executive officers, (iii) all executive officers and directors of the Company as a group, and (iv) each person known by the Company to beneficially own in excess of 5% of the Company’s outstanding Common Stock. Unless noted otherwise, the corporate address of each person listed below is 3301 Electronics Way, West Palm Beach, Florida 33407.

The Company does not know of any other beneficial owner of more than 5% of the outstanding shares of Common Stock other than as shown below. Unless otherwise indicated below, each stockholder has sole voting and investment power with respect to the shares beneficially owned. Except as noted below, all shares were owned directly with sole voting and investment power.

Name and Address	Number of Shares Beneficially Owned(1)		Percentage of Outstanding Shares(1)
Shevach Saraf	621,100	(2)	24.0%

Dwight P. Aubrey	-		-

John F. Chiste	-		-

Jacob Davis	11,000	(2)	*

Sidney H. Kopperl	-		-

Douglas Reif	30,000		1.3%

All Executive Officers and Directors as a Group (5 persons)	632,100		24.4%

Stichting Bewaarder MayFlower 1776 Value Fund Mayflower Capital Partners B.V. Den Hof 82E, 5582JZ, Netherlands	196,600	(3)	8.6%

John Stayduhar c/o John Farina 1610 Forum Place #900 West Palm Beach, Florida 33401	195,000	(4)	8.5%

James R. Schembs 10853 8th Avenue NW Seattle, Washington 98177	170,768	(5)	7.4%

Ancora Advisors, LLC One Chagrin Highlands 2000 Auburn Drive, Suite 300 Cleveland, Ohio 44122	141,850	(6)	6.2%

Eriksen Capital Management LLC 567 Wildrose Circle Lynden, WA 98264	138,647	(7)	6.0%
________________
*      Less than 1%
(1)
Based on 2,298,004 shares of our common stock outstanding as of June 24, 2015.  For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended; the inclusion of shares beneficially owned should not be construed as an admission that such shares are beneficially owned for purposes of Section 16 of such Act.

(2)
Includes shares that may be acquired upon exercise of options that are exercisable within sixty (60) days of June 24, 2015 in the following amounts: Mr. Saraf – 290,073 shares; and Mr. Davis-3,000 shares.

(3)	The number is based solely on the Schedule 13D filed on November 19, 2014.
(4)	This number is based solely on a verbal representation from Mr. Stayduhar on May 16, 2012. Mr. Stayduhar has not filed a Section 16 or Schedule 13D filing since 2011.
(5)	This number is based solely on the Schedule 13D/A filed with the Commission on December 5, 2012.
(6)
This number is based solely on the Schedule 13D filed with the Commission on June 25, 2013.  Ancora Advisors, LLC has sole voting power and sole dispositive power of the shares.  The Ancora family of mutual funds and/or investment partnerships, including Merlin Partners, the Ancora Merger Arbitrage Fund LP and the Ancora Greater China Fund LP, owns 107,500 of the shares and investment clients of Ancora Advisors own 34,350 of the shares.

(7)
This number is based solely on the Schedule 13D/A filed on January 22, 2015.  Mr. Eriksen is the Managing Member of Eriksen Capital Management LLC, an investment adviser, which is the managing member of Cedar Creek Partners, LLC, a private investment partnership and investment adviser to separately managed accounts.  Mr. Eriksen has sole voting power and sole dispositive power of the shares.  Cedar Creek Partners, LLC owns 127,202 of the shares and investment clients of Eriksen Capital Management own 11,445 of the shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and executive officers of the Company and ten percent stockholders of the Company to file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission. Directors, executive officers, and ten percent stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required during the year ended February 28, 2015, all Section 16(a) filing requirements applicable to directors and executive officers of the Company and ten percent stockholders of the Company were timely filed.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about our common stock that may be issued upon the exercise of outstanding options and our common stock that remains available for future issuance as of February 28, 2015.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	-		-	-
Equity compensation plans not approved by security holders	439,660	(1)	$0.728	700,000	(2)
Total	439,660	(1)	0.728	700,000	(2)
________________
(1)
Represents 430,260 shares of common stock that are issuable upon the exercise of stock options granted pursuant to stock option agreements and 9,400 shares of common stock that are issuable upon the exercise of stock options granted pursuant to the Solitron Devices, Inc. 2000 Stock Option Plan (the "2000 Plan").

(2)	Represents 700,000 shares of common stock available under the Solitron Devices, Inc. 2007 Stock Incentive Plan (the "2007 Plan").

The 2000 Plan was created effective July 10, 2000 to enable the Company to advance its interests and attract, retain, reward and motivate eligible individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company and to incentivize them to expend maximum effort for the growth and success of the Company.  Pursuant to the 2000 Plan, the Company was authorized to grant options to eligible individuals.  Pursuant to the 2000 Plan, the Company was authorized to grant options for up to 700,000 shares of common stock subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar capital change. All employees, officers, directors (employee or non-employee directors), independent contractors or consultants (performing services for the Company as determined by the Board from time to time) of the Company were eligible to receive awards under the 2000 Plan.  The 2000 Plan terminated pursuant to its terms in July 2010.

The 2007 Plan was created effective June 4, 2007 to enable the Company to attract, retain, reward and motivate eligible individuals by providing them with an opportunity to acquire or increase a proprietary interest in the Company and to incentivize them to expend maximum effort for the growth and success of the Company, so as to strengthen the mutuality of the interests between the eligible individuals and the stockholders of the Company. Pursuant to the 2007 Plan, the Company may grant common stock, options, restricted stock, and stock appreciation rights to eligible individuals. Pursuant to the 2007 Plan, the Company is authorized to grant incentive awards for up to 700,000 shares of common stock subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar capital change. All employees, officers, directors (employee or non-employee directors) of the Company are eligible to receive awards under the 2007 Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company currently purchases and has purchased in the past die, as specified by the Company's customers, from ES Components, the company Mr. Aubrey owns and serves as President.  For the year ended February 28, 2015, the Company purchased $207,830 of die from ES Components.  For the year ended February 28, 2014, the amount of die purchased by the Company from ES Components did not exceed $120,000.  The Company did not have any related party transactions, as described in Item 404(a) of Regulation S-K, during the fiscal year ended February 28, 2014.

FINANCIAL STATEMENTS

A copy of our Form 10-K for the year ended February 28, 2015, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the report for financial and other information about the Company.

Additional copies of our Form 10-K for the year ended February 28, 2015 may be obtained without charge by contacting Regan & Associates, Inc., toll free at (800) 737-3426. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost of furnishing such exhibits. The Commission maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http://www.sec.gov.

OTHER MATTERS

Other Matters to be Submitted

Our Board of Directors does not intend to present to the Annual Meeting any matters not referred to in this proxy statement. The enclosed proxy card confers discretionary authority to the persons named on the proxy card to vote the shares in accordance with their judgment with respect to any other matters that may properly come before the meeting or any postponement or adjournment thereof, which are not known to the Company a reasonable time before the solicitation relating to the meeting.

Proxy Solicitation Costs

We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission, but such persons will not receive any special compensation for such services. We have also engaged Regan & Associates, Inc., a proxy solicitor, to assist us in the solicitation of proxies for the annual meeting for a fee of $50,000. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners.

Deadline for Submission of Stockholder Proposals for the 2016 Annual Meeting

Proposals of stockholders intended to be presented at the 2016 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than [●] to be included in the proxy statement for that meeting.

In addition, pursuant to our By-laws, to be timely, a stockholder proposal must be delivered or mailed to and received at the principal executive offices of the Company not less than 30 days prior to the date of an annual meeting; provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of a meeting is given or made to stockholders, to be timely, a stockholder proposal must be so received not later than the close of business on the tenth day following the day on which such notice of the date of an annual meeting was mailed or such public disclosure was made.

ANNEX A

INFORMATION CONCERNING PARTICIPANTS
IN THE COMPANY’S SOLICITATION OF PROXIES

The following tables (“Directors and Nominees” and “Executive Officers and Employees”) set forth the name and business address of our directors and nominees, and the name, present principal occupation and business address of our officers who, under the rules of the SEC, are considered to be “participants” in our solicitation of proxies from our stockholders in connection with our Annual Meeting (collectively, the “Participants”).

Directors and Nominees

The following table sets forth the names and business addresses of our current directors and director nominees who are all deemed to be “participants” in our solicitation under applicable SEC rules and regulations. The principal occupation or employment of each director or nominee who may be deemed to be a participant is set forth in the section of the proxy statement entitled “Election of Directors.”

Name	Business Address
Shevach Saraf	Solitron Devices, Inc. 3301 Electronics Way West Palm Beach, FL 33407
Dwight P. Aubrey	Solitron Devices, Inc. 3301 Electronics Way West Palm Beach, FL 33407
John F. Chiste	Solitron Devices, Inc. 3301 Electronics Way West Palm Beach, FL 33407
Jacob A. Davis	Solitron Devices, Inc. 3301 Electronics Way West Palm Beach, FL 33407
Sidney H. Kopperl	Solitron Devices, Inc. 3301 Electronics Way West Palm Beach, FL 33407
Douglas Reif	Solitron Devices, Inc. 3301 Electronics Way West Palm Beach, FL 33407

Executive Officer

The following table sets forth the name of our executive officer who is deemed to be a “participant” in our solicitation under applicable SEC rules and regulations. The principal occupation refers to his position with the Company, and the business address is c/o Solitron Devices, Inc., 3301 Electronics Way, West Palm Beach, Florida 33407.

Name	Principal Occupation
Shevach Saraf	Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer

Information Regarding Ownership of Company Securities by Participants

Except as described in this Annex A or otherwise in this proxy statement, none of the persons listed above in “Directors and Nominees” and “Executive Officer” owns any debt or equity security issued by us of record that he does not also own beneficially. The number of shares of our common stock beneficially owned by certain of the persons listed above in “Directors and Nominees” and “Executive Officer,” as of June 24, 2015, is set forth in the section of the proxy statement entitled “Beneficial Ownership of Securities and Security Ownership of Management.”

A-1

Information Regarding Transactions in Solitron Securities by Participants

The following table sets forth information regarding purchases and sales of our securities by each Participant during the past two years. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

TRANSACTIONS IN SECURITIES OF THE COMPANY DURING THE PAST TWO YEARS

Participant Name	Transaction Date	Shares Acquired / (Disposed)	Nature of the Transaction
Shevach Saraf	06/18/2015	140,187	Option exercise

Shevach Saraf	06/18/2015	(29,315)	Withholding of shares of common stock by the Company to satisfy Mr. Saraf's tax withholding obligation in connection with the option exercise

Miscellaneous Information Regarding Participants

Except as described in this Annex A or the proxy statement, none of the “participants” (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Company, (ii) has purchased or sold any of such securities within the past two years or (iii) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Annex A or the proxy statement, no associates of a “participant” beneficially owns, directly or indirectly, any of our securities. Other than as disclosed in this Annex A or the proxy statement, neither we nor any of the “participants” have any substantial interests, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Annual Meeting or is or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option agreements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

Except as disclosed in this Annex A or above in "Certain Relationships and Related Transactions," none of us, the “participants” or any of their associates has had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party in which the amount involved exceeds $120,000. Other than as set forth in this Annex A or the proxy statement, none of us, any of the “participants” or any of their associates has any arrangements or understandings with any person with respect to any future employment by us or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party.

A-2

PRELIMINARY COPY SUBJECT TO COMPLETION SOLITRON DEVICES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – AUGUST 4, 2015 AT ____ AM/PM
CONTROL ID:
PROXY ID:

By signing, dating and returning this proxy card, the undersigned hereby revokes all prior proxies, including any proxy previously given by telephone or internet, and hereby appoints Shevach Saraf will full power of substitution or revocation, proxy for the undersigned, to vote at the 2015 Annual Meeting of Stockholders (the "Annual Meeting") of Solitron Devices, Inc. (the "Company"), to be held on Tuesday, August 4, 2015 at [ ● ], Eastern Time, at [ ● ], located at [ ● ], and at any adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.  The undersigned acknowledges receipt of the Notice of the Annual Meeting and proxy statement dated [ ● ].

If you plan to attend the Annual Meeting, you can obtain directions to [ ● ] at [ ● ].

This proxy, when properly executed, will be voted in the manner directed herein.  Where no direction is given, except in the case of broker non-votes, the shares represented by this proxy will be voted in accordance with the Board of Directors' recommendations.  Unless a contrary direction is indicated, this proxy will be voted "FOR" all nominees listed in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, "AGAINST" Proposal  4 and "AGAINST" Proposal 5. This proxy confers discretionary authority to vote the shares in accordance with their judgment with respect to any other matters that may properly come before the meeting or any postponement or adjournment thereof, which are not known to the Company a reasonable time before the solicitation relating to the meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF SOLITRON DEVICES, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The Board of Directors recommends you vote FOR ALL director nominees listed in Proposal 1 and FOR Proposal 2 and Proposal 3.

Proposal 1		à	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

Election of the following director nominees as Class II directors to serve for a term until the 2018 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified:
			☐	☐
					☐	CONTROL ID:
	1. Sidney H. Kopperl				☐	PROXY ID:
	2. Douglas Reif				☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the selection of Goldstein Schechter Koch, P.A. as the Company's independent certified public accountants for the fiscal year ending February 29, 2016.		☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
	Advisory vote to approve the compensation of the named executive officer.		☐	☐	☐

The Board of Directors recommends that you vote AGAINST Proposal 4 and Proposal 5 .

Proposal 4		à	FOR	AGAINST	ABSTAIN

Stockholder proposal that the Board of Directors take all necessary steps (other than steps that must be taken by stockholders) to eliminate the classification of the Board of Directors and to require that all directors be elected on an annual basis.
			☐	☐	☐

Proposal 5		à	FOR	AGAINST	ABSTAIN

Stockholder proposal to repeal any provision or amendment to the By-laws adopted by the Board of Directors after April 22, 2013, which is the date of the last publicly available amendment to the By-laws without the approval of stockholders.
			☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2015

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)